SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2011 (October 24, 2011)

Neuralstem, Inc.
(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9700 Great Seneca Highway, Rockville, Maryland 20850
(Address of Principal Executive Offices)

(301) 366-4841
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 24, 2011, Neuralstem, Inc. (“Company”) provided an update to its ongoing Phase I safety trial of its spinal cord stem cells in the treatment of amyotrophic lateral sclerosis (ALS or Lou Gehrig’s disease) at Emory University in Atlanta, Georgia.  The Company announced that after reviewing safety data, the United States Food and Drug Administration has granted approval for the trial to advance to transplanting patients in the cervical region.  A copy of the press release is attached to this report as Exhibit 99.01.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

99.01	Press Release Dated October 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC.

By:	/s/ I. Richard Garr
I. Richard Garr
Chief Executive Officer

Dated: October 25, 2011